UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

OSTEOLOGIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008
INTRODUCTION
SOLICITATION AND REVOCATION
QUORUM
GENERAL INFORMATION ABOUT VOTING
GENERAL INFORMATION ABOUT THE PROPOSALS
OUTSTANDING SHARES AND VOTING RIGHTS
BOARD OF DIRECTORS
BOARD AND COMMITTEE MEETINGS
PROCESS FOR SENDING COMMUNICATIONS TO OUR BOARD OF DIRECTORS
CERTAIN INFORMATION RELATED TO EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
EQUITY COMPENSATION PLAN INFORMATION
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEMNIFICATION
CODE OF ETHICS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER BUSINESS
AVAILABILITY OF FORM 10-K
2009 STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
FOR ANNUAL MEETING TO BE HELD ON MAY 15, 2008

OSTEOLOGIX, INC.
(Name of Registrant as Specified In Its Charter)
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2008
TO THE STOCKHOLDERS OF OSTEOLOGIX, INC:
The Annual Meeting of the Stockholders of Osteologix, Inc., a Delaware corporation, will be held on May 15, 2008, at 10:00 am in our offices located at 4415 Cox Road, Glen Allen, VA 23060, and at any adjournment thereof for the following purposes:
1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2. To ratify the appointment of Weinberg & Company, P.A. as the our independent registered public accounting firm; and
3. To transact any other business as may properly be presented at the annual meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on March 31, 2008, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.
Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the annual meeting.
YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,
/s/ Matthew M. Loar
Name:	Matthew M. Loar
Title:	Chief Financial Officer and Secretary
Dated:	April 14, 2008

OSTEOLOGIX, INC.
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2008
INTRODUCTION
We are furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders of Osteologix, Inc. to be held on May 15, 2008 at 10:00 am in our offices located at 4415 Cox Road, Glen Allen, VA 23060 and at any adjournments or postponements thereof. These materials are being mailed to stockholders on our about April 14, 2008.
SOLICITATION AND REVOCATION
Proxies in the form enclosed are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. Any proxy given in response to this solicitation and received in time for our annual meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted
•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•	“FOR” the ratification of Weinberg & Company, P.A., as our independent accountants for the year ending December 31, 2008.
If any other matters are properly presented at our annual meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at our annual meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at our annual meeting does not alone serve to revoke his or her proxy.
QUORUM
The presence, in person or by proxy, of a majority of our shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.
GENERAL INFORMATION ABOUT VOTING
WHO CAN VOTE?
You can vote your shares of common stock if our records show that you owned the shares on March 31, 2008, or the Record Date. As of the close of business on the Record Date, a total of 25,011,898 shares of common stock are entitled to vote at our annual meeting. Each share of common stock is entitled to one (1) vote on matters presented at our annual meeting.
HOW DO I VOTE BY PROXY?
Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at our annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.
The enclosed proxy, when properly signed and returned to us, will be voted by the proxy holders at the annual meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?
The matters described in this proxy statement are the only matters we know of that will be voted on at our annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.
CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?
Yes. A proxy card may be revoked by a stockholder at any time before its exercise at our annual meeting by giving Matthew M. Loar, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at our annual meeting and electing to vote in person.
CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?
Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend our annual meeting and vote your shares in person.
HOW ARE VOTES COUNTED?
We will hold our annual meeting if holders of a majority of the shares of common stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.
The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of common stock presented in person or represented by proxy at our annual meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of common stock presented in person or represented by proxy at our annual meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.
Brokers holding shares of our common stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of our independent registered public accounting firm.
WHO PAYS FOR THIS PROXY SOLICITATION?
We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.
GENERAL INFORMATION ABOUT THE PROPOSALS
WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?
In proposal 1, we are seeking the election of seven directors to serve on our board of directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified.
In proposal 2, we are seeking ratification of the appointment of Weinberg & Company, P.A. as our independent auditors.
WHY IS OSTEOLOGIX, INC. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?
PROPOSAL NO. 1: The General Corporation Law of the State of Delaware requires corporations to hold elections for directors each year.
PROPOSAL NO. 2. We appointed Weinberg & Company, P.A. to serve as our independent auditors during fiscal year 2008. We elect to have our stockholders ratify such appointment.
OUTSTANDING SHARES AND VOTING RIGHTS
Stockholders entitled to notice of, and to vote at our annual meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at our annual meeting. At the close of business on the Record Date there were 25,011,898 shares of common stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of common stock is entitled to one (1) vote on each matter to be voted upon at our annual meeting. Holders of common stock are not entitled to cumulate their votes for the election of directors.

BOARD OF DIRECTORS
Set forth below are the names, ages and certain biographical information relating to our board of directors, all of whom are also director nominees for election at our annual meeting.

Name of Director	Age	Position

Jeremy Curnock Cook	58	Director

Klaus Eldrup-Jørgensen, M.D.	49	Chairman and Director

Christian Hansen, Ph.D.	41	Director

Bobby W. Sandage, Jr., Ph.D.	54	Director

Florian Schönharting, M.Sc.	39	Director

Christopher B. Wood, M.D.	62	Director

Philip J. Young	50	President, Chief Executive Officer and Director
Jeremy Curnock Cook, Executive Chairman, Bioscience Managers Limited
Jeremy Curnock Cook has been Executive Chairman of Bioscience Managers limited since August 2000. Previously, he was a Director of Rothschild Asset Management Limited and was responsible for the Rothschild Bioscience Unit. Earlier, he founded the International Biochemicals Group, which was later sold to Royal Dutch Shell, and Mr. Curnock Cook continued to serve as Managing Director for a period of time after the sale. Mr. Curnock Cook is currently Chairman of both Targeted Genetics Inc. and Inflazyme Pharmaceuticals Ltd. and is also a director of Biocompatibles International, plc and Silence Therapeutics plc.
Klaus Eldrup-Jørgensen, M.D., President and Chief Executive Officer, ISG A/S; Chairman of the Board of Directors
Klaus Eldrup-Jørgensen, M.D., has been our Chairman since November 2003. From May 2003 through October 2003 he was also our interim Chief Executive Officer. Dr. Eldrup-Jørgensen is currently one of the founders and the President and Chief Executive Officer of the high-tech company ISG A/S. Previously he held senior positions in a number of companies, including Novo Nordisk A/S, Dako A/S and Nordic Bioscience A/S. Dr. Klaus Eldrup Jørgensen presently serves on the board of two biotech venture funds, Seed Capital Denmark A/S and Symbion Capital A/S.
Christian Hansen, Ph.D., Co-Founder and Partner, Nordic Biotech K/S
Christian Hansen, Ph.D. has been a partner of Nordic Biotech K/S since he co-founded it in June 2001. Previously, from 2000 to 2001, Dr. Hansen was co-President of the Protein Pharmaceuticals Division of Maxygen, Inc. From 1999 to 2000, Dr. Hansen was the founder and co-CEO of ProFound Pharma A/S, a company focused on developing second generation protein pharmaceuticals. From 1992 to 1999, Dr. Hansen worked in various positions at Novo Nordisk A/S, including as Director of Intellectual Property Strategy. Dr. Hansen holds an M.Sc. in chemical engineering from the Technical University of Denmark and a Ph.D. in molecular biology/biochemistry undertaken at the Institut Pasteur, Paris, and the University of Salamanca, Spain, as well as a MBA from the Edinburgh Business School. He is currently a director of Curalogic A/S.
Florian Schönharting, M.Sc., Co-Founder and Partner, Nordic Biotech K/S
Florian Schönharting has been a partner of Nordic Biotech K/S since he co-founded it in June 2001. Previously, Mr. Schönharting was with Bank Invest Asset Management, a Danish private & public equity group, for approximately ten years, most recently as managing director in charge of biotech investments. During his tenure with BankInvest, Mr. Schönharting executed some 20 investments, including Biomarin, Genmab, Profound Pharma (Maxygen Inc.), Bavarian Nordic, Pharmexa, Pyrosequencing and Glyko Biomedical. Mr. Schönharting earned a master’s degree in business economics (finance) from the Copenhagen Business School, and was given the McKinsey & Co award for best-of-year student. Florian Schönharting is currently a member of the board of directors of the Danish Venture Capital Association and the Danish Corporate Governance Association.

Bobby W. Sandage, Jr., Ph.D., Executive Vice President, Research and Development and Chief Scientific Officer, Indevus Pharmaceuticals, Inc.
Bobby W. Sandage Jr., Ph.D. has been Executive V.P., Research and Development and Chief Scientific Officer of Indevus Pharmaceuticals, Inc. since 1995. He joined Indevus in 1991 following senior development positions within the cardiovascular R&D division of DuPont Merck Pharmaceutical Company. Dr. Sandage was previously affiliated with the Medical Department of DuPont Critical Care, most recently as associate medical director. Dr. Sandage is adjunct professor in the Department of Pharmacology at the Massachusetts College of Pharmacy. Dr. Sandage received his Ph.D. in Clinical Pharmacy from Purdue University and a B.S. in Pharmacy from the University of Arkansas.
Christopher B. Wood, M.D., Chairman, BioMed (UK), Ltd.
Christopher B. Wood, M.D. has been Executive Chairman of BioMed (UK), Ltd. since November 2007. From January 1999 through October 2007, Dr. Wood was Chairman and Chief Executive Officer of Bioenvision, Inc. Previously Dr. Wood was chairman of the board of Eurobiotech, Inc., and before then served as a specialist surgeon in the National Health Service in the United Kingdom. For approximately 12 years Dr. Wood was a specialist surgeon at The Royal Postgraduate Medical School, London, England. Dr. Wood holds an M.D. from the University of Wales School of Medicine and is a fellow of the Royal College of Surgeons of Edinburgh.
Philip J. Young, President and Chief Executive Officer
Mr. Young has been our President and Chief Executive Officer since May 1, 2007. He was elected to our board of directors on June 7, 2007. Prior to joining us, Mr. Young served as Executive Vice President of Commercial Operations and Chief Business Officer of Insmed, Inc. from April 2004 until March 2007. Previously, Mr. Young served as President and Chief Operations Officer for AGY Therapeutics and as Chief Executive Officer of GanTech International from 2000 until 2004. From 1998 until 2000, Mr. Young was Vice President and General Manager of Neurex Pharmaceuticals. Before joining Neurex, Mr. Young was Business Director and General Manager of the Peptide Hormones Division at Pharmacia (a division of Pfizer). Mr. Young earlier served for seven years at Genentech, where he was the Product Manager of Growth Hormone Products. Mr. Young has a B.S. in Sociology from James Madison University.
BOARD AND COMMITTEE MEETINGS
Our board of directors held five meetings during fiscal year ended December 31, 2007. No director attended fewer than 75% of the meetings of the board and any committee of which the director was a member.
Our board of directors has an Audit Committee and a Compensation Committee. We do not have a policy with regard to board members’ attendance at annual meetings of stockholders.
Compensation Committee
Our board of directors has appointed Klaus Eldrup-Jørgensen, Christian Hansen and Christopher B. Wood to our compensation committee. Our compensation committee has the responsibility to make recommendations to our board of directors with respect to all forms of compensation paid to our executive officers, members of our board of directors, to such other officers as directed by our board of directors, and any other compensation matters as from time to time directed by our board of directors. Our compensation committee met two times in 2007.
Audit Committee
Our audit committee assists our board of directors by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. Our board of directors had appointed Christopher B. Wood, Klaus Eldrup-Jørgensen and Bobby W. Sandage, Jr. to our audit committee. Each of the members meets the independence requirements and standards currently established by the SEC. Our board of directors has designated the chairman of our audit committee, Christopher B. Wood, as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC because he has considerable experience overseeing the chief financial officer at a U.S. public biotechnology company.

Our audit committee is responsible for retaining and, as necessary, terminating the independent auditors; reviewing, on an annual basis, the qualifications, performance and independence of the independent auditors; and pre-approving audit and non-audit services to be performed by the auditors and related fees. In performing all of these functions, our audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and the independent auditors, who, in their report, express an opinion on the conformity of the our annual financial statements to generally accepted accounting principles. Our audit committee met four times in 2007.
Review of our Audited Financial Statements for the Fiscal Year ended December 31, 2007
In discharging its oversight responsibility as to the audit process, our audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2007 with management and the independent registered public accounting firm Weinberg & Company, P.A.
Our audit committee discussed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). Our audit committee also received and discussed with the independent auditors their annual written report on their independence from us and our management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of non-audit services during the fiscal year ended December 31, 2007 was compatible with the independent auditors’ independence.
Based on these reviews and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.
AUDIT COMMITTEE
Christopher B. Wood, Chairman
Klaus Eldrup-Jørgensen
Bobby W. Sandage, Jr.
PROCESS FOR SENDING COMMUNICATIONS TO OUR BOARD OF DIRECTORS.
Our board of directors maintains a process for stockholders to communicate with the board. Stockholders wishing to communicate with our board of directors or any individual director must mail a communication addressed to the board or the individual director to the Board of Directors at Osteologix, Inc., 4415 Cox Road, Glen Allen, VA 23060. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full board of directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.
Nomination by Stockholders
Our board of directors accepts director nominations made by stockholders. Our board of directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our board of directors, certain factors may be weighed more or less heavily. In considering candidates for our board of directors, they evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

Our By-Laws include a provision that permits a stockholder of record that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the board of directors. In general, such a submission must be received by our corporate secretary at our principal office 30 days prior to the filing of our proxy statement before the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.
We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:
•	The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.
If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.

CERTAIN INFORMATION RELATED TO EXECUTIVE OFFICERS
Set forth below are the names of our executive officers and key employees as of March 31, 2008.

Name	Age	Position

Matthew M. Loar	45	Chief Financial Officer (through May 1, 2008)

Philip J. Young	50	President and Chief Executive Officer
EXECUTIVE OFFICERS
Our executive officers are appointed at the discretion of our board of directors with no fixed term. There are no family relationships between or among any of our executive officers or directors.
There are no agreements or understandings for any of our officers or directors to resign at the request of another person and none of the officers or directors is acting on behalf of or will act at the direction of any other person.
Philip J. Young, President and Chief Executive Officer
See biographical information set forth above under “Board of Directors.”
Matthew M. Loar, Chief Financial Officer (through May 1, 2008)
Mr. Loar joined us as Chief Financial Officer on September 1, 2006. Prior to joining us, Mr. Loar was Chief Financial Officer of Genelabs Technologies, Inc. He was with Genelabs for approximately eleven years, and CFO for his last five years. For the five years prior to joining Genelabs he held finance positions with an international manufacturing company. Previously he was an audit manager with a major public accounting firm. Mr. Loar is a Certified Public Accountant in California and holds a BA degree from University of California, Berkeley. Pursuant to the scheduled move of our principal executive office, Mr. Loar’s employment with us is scheduled to end on May 1, 2008. Mr. Loar has agreed to make himself available as a consultant for a period of four months thereafter to assist with an orderly transition of his previous responsibilities.

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning compensation by all persons who served as the our principal executive officer during 2007 and 2006, our two other most highly compensated executive officers during 2007 and 2006, and an individual who would have been one of the two most highly compensated executive officers during 2007 but for the fact that the individual was not one of our executive officers of as of December 31, 2007 (collectively, the “Named Executive Officers”):

			Warrant and	Non-Equity
			Option	Incentive Plan
			Awards	Compensation	All Other
Name	Salary	Bonus	(1)	(2)	Compensation		Total
Philip J. Young (3) President and Chief Executive Officer
2007	$233,333	$69,417	$76,855	—	$17,944	(4)	$397,549

Charles J. Casamento (5) Former Chief Executive Officer and President
2007	$108,333	—	$76,073	—	$564,582	(6)	$748,987
2006	$420,000	—	$170,309	$35,590	$81,444	(7)	$707,343
Matthew M. Loar (8) Chief Financial Officer
2007	$250,000	$77,778	$82,979	—	—		$410,757
2006	83,333	—	$27,482	—	—		$110,815
Stephan Christgau (9) Former Chief Operating Officer
2007	$114,160	—	$32,924	—	$73,690	(10)	$220,774
2006	152,993	—	$102,571	$13,133	—		$268,697

(1)	Warrant and option awards are valued based on a Black-Scholes option pricing model as used in our consolidated financial statements pursuant to Statement of Accounting Standards No. 123R, “Share-based Payment.” The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of our common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years. For financial reporting purposes, in 2007 we used an estimated forfeiture rate of 15% for the stock options granted. This estimated forfeiture rate has not been included in the balances in the table because the forfeiture rate is an overall estimate for the organization as a whole and cannot be attributed to the anticipated forfeiture of the options granted to specifically to any of our executive officers.

(2)	Non-equity incentive plan compensation represents amounts paid as an incentive bonus following the financing and merger transactions of May 24, 2006.

(3)	Mr. Young was hired as President and Chief Executive Officer effective May 1, 2007 with a 2007 annual salary of $350,000.

(4)	We paid $1,275 per month for Mr. Young in the form of an auto lease payment allowance and reimbursed all auto maintenance and operating expenses, which together with the lease payment allowance aggregated $11,925. We paid insurance premiums aggregating $6,019 on life insurance and disability insurance policies. These amounts were paid on behalf of Mr. Young under the terms of his Employment Agreement dated April 3, 2007.

(5)	Mr. Casamento resigned as Chief Executive Officer and President on April 3, 2007. Following his resignation, warrants to purchase 79,583 shares of common stock remained unvested and were canceled. In addition, at the time of his resignation Mr. Casamento held options to purchase 350,000 shares of common stock; of these, options to purchase 291,667 shares of common stock were unvested and canceled. The options to purchase the remaining 58,333 shares expired unexercised three months following termination of his service to us.

(6)	In accordance with Mr. Casamento’s Employment Agreement dated October 18, 2004, a Preliminary Binding Agreement dated as of April 3, 2007, and a Separation and Mutual General Release dated as of April 3, 2007, we paid made cash payments to Mr. Casamento of $420,000. We also paid Mr. Casamento’s accrued vacation balance as of the date of resignation, which aggregated $32,307. In addition, in accordance with the agreements, for each month of 2007, we paid Mr. Casamento $1,275 per month towards an auto lease plus all of his auto maintenance and operating expenses, which together with the lease payments aggregated $35,573. In addition to medical insurance coverage provided while Mr. Casamento was an employee, we also paid for the COBRA medical premiums following Mr. Casamento’s resignation, and paid for all 2007 family medical expenses, which together with the COBRA payments aggregated $31,637 in 2007. We also paid premiums of $44,565 for life and disability insurance policies. Finally, following his resignation, we provided Mr. Casamento with a computer valued at $500.

(7)	In accordance with Mr. Casamento’s Employment Agreement dated October 18, 2004, during 2006 we paid $1,275 per month for Mr. Casamento’s auto lease and paid all auto maintenance and operating expenses, which together with lease payments aggregated $24,513. In addition to medical insurance coverage which is provided to all employees, we paid for all family medical expenses, which amounted to $14,952 in excess of the medical insurance. We paid premiums of $37,104 on life insurance and disability insurance policies. We also provided Mr. Casamento with a parking space in the building that houses our corporate headquarters at a cost of $4,875.

(8)	Mr. Loar was hired on September 1, 2006 with an annual salary of $250,000.

(9)	Dr. Christgau is a resident of Copenhagen Denmark, and was paid in Danish Kroner by Osteologix ApS prior to his resignation effective September 7, 2007. His 2007 salary paid through date of termination was 618,750 DKK, converted into U.S. dollars at the weighted average exchange rate as used in our consolidated statement of operations of 0.1845 DKK per U.S. dollar. His 2006 salary and non-equity incentive plan compensation were 908,626 DKK and 78,000 DKK, respectively, both converted into U.S. dollars at the weighted average exchange rate as used in our consolidated statement of operations of 0.1684 DKK per U.S. dollar.

(10)	Other compensation paid to Dr. Christgau represents payment of 160,543 DKK for unused vacation time (converted into $29,620), $3,750 cash for consulting services and 28,000 shares of common stock, which was valued at $40,320 as of the date the stock was issued.

Additional information regarding the fair value of warrant and option awards in the Summary Compensation Table is contained in the table below:

		Number of
		Securities		Exercise	Grant Date
		Underlying		Price of	Fair Value of	Fair Value
		Warrants or		Warrants or	Warrants or	Recognized under
		Options		Options	Options	SFAS 123R
Name	Grant Date	(#)		($/share)	($)	($)

Philip J. Young	5/1/2007	1,000,000	(1)	$1.20	$613,017	2007	$76,855

Charles J. Casamento	5/24/2006	509,240	(2)	$1.03	$371,745	2006	$158,707
						2007	$41,237

Charles J. Casamento	10/5/2006	350,000	(3)	$1.20	$278,453	2006	$11,602
						2007	$34,836

Matthew M. Loar	9/1/2006	400,000	(4)	$1.50	$331,600	2006	$27,482
						2007	$82,979

Stephan Christgau	5/24/2006	244,827	(2)	$1.03	$178,724	2006	$97,599
						2007	—

Stephan Christgau	10/5/2006	150,000	(3)	$1.20	$119,337	2006	$4,972
						2007	$32,924

(1)	The options granted to Mr. Young vest over a period of four years and seven months, with options to purchase 125,000 shares vesting on December 1, 2007, and the remaining 875,000 shares vesting monthly thereafter over the next 48 months (approximately 18,229 shares vest per month).

(2)	The warrants to purchase shares of our common stock that were granted to Mr. Casamento and Dr. Christgau on May 24, 2006 replaced warrants to purchase stock of Osteologix A/S, a Danish company that was merged into our predecessor company. Mr. Casamento and Dr. Christgau received the same exchange ratio for their warrants that the stockholder of Osteologix A/S did for its stock in the exchange of shares our shares. The grant date fair value of warrants shown in the column represents the incremental fair value of the warrants as of the exchange date. The fair value recognized under SFAS 123R for 2006 represents the amount recognized in the statement of operations both prior to and subsequent to the exchange date.

(3)	The options granted to Mr. Casamento and Dr. Christgau vest over a period of four years, beginning six months from the date of grant. Mr. Casamento’s vesting terminated on July 3, 2007 and Dr. Christgau’s vesting terminated on December 31, 2007.

(4)	The options granted to Mr. Loar vest over a period of four years, beginning one year from the date of grant.
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL
We have not adopted any retirement, pension or profit sharing or other similar programs for the benefit of our directors, officers and/or employees.
On April 3, 2007, we entered into an employment agreement with Mr. Philip J. Young (the “Employment Agreement”) pursuant to which Mr. Young began serving as our President and Chief Executive Officer on May 1, 2007. Mr. Young’s Employment Agreement also provides that Mr. Young shall serve as one of our directors to the extent elected or appointed from time to time. The Employment Agreement provides for an initial employment term of one year with the option for successive one year renewal terms. Pursuant to the terms of the Employment Agreement, Mr. Young’s annual salary was initially $350,000, which was increased to $367,500 effective January 1, 2008. In addition, Mr. Young is eligible to receive an annual bonus of up to 35% of his annual base salary at the discretion of our board of directors upon the achievement by Mr. Young of certain annual performance criteria to be established by our board of directors. The Employment Agreement also provided that we grant to Mr. Young, under our 2006 Stock Incentive Plan, options to purchase 1,000,000 shares of our common stock which vest over approximately a 4 1/2 year period that began on May 1, 2007. If we terminate Mr. Young’s employment without cause, or if Mr. Young terminates his employment as a result of a change-in-control that occurs to us, Mr. Young will receive severance benefits of nine months of base salary and nine months of benefits continuation.

On April 3, 2007, Charles J. Casamento resigned effective immediately as our Chief Executive Officer and President. In connection with Mr. Casamento’s resignation as Chief Executive Officer and President, we and Mr. Casamento entered into a Preliminary Binding Agreement dated April 3, 2007, which was superseded by a Separation Agreement and General Release (the “Separation Agreement”) containing generally the same terms. Under the Separation Agreement, Mr. Casamento received cash compensation of $420,000 and a continuation of all of the benefits previously received by Mr. Casamento and his family for a period of twelve (12) months commencing on April 3, 2007.
Stephan Christgau resigned from his position as Chief Operating Officer effective September 7, 2007. As of September 19, 2007, we entered into a consulting agreement with Dr. Christgau pursuant to which Dr. Christgau continued to provide services to us as a consultant through December 31, 2007. Under the terms of the consulting agreement the options to purchase our common stock previously issued to Dr. Christgau continued to vest in accordance with their vesting schedules until December 31, 2007. Dr. Christgau was also issued 28,000 shares of restricted common stock in lieu of a cash bonus payment for his final year of service to us and he is entitled to receive fees of $3,750 for consulting services provided to us.
On September 14, 2007, we entered into an employment agreement with Mr. Loar for his services as Chief Financial Officer under which Mr. Loar was entitled to receive certain severance benefits if Mr. Loar’s employment were terminated by us without “Cause” or by Mr. Loar for “Good Reason” (each as defined in the agreement). On March 20, 2008, we reached an understanding with Mr. Loar regarding his intention to resign from his position with us, effective May 1, 2008. During April 2008, Mr. Loar’s employment will be on a part-time basis. While it is planned that we will enter into an agreement with Mr. Loar whereby he will continue to act as a consultant with us through September 1, 2008, no agreement reflecting this understanding has been finalized.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides certain information with respect to outstanding stock warrants and options as of December 31, 2007:

	Warrant and Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Warrants and	Warrants and	Warrant or	Warrant or
	Options	Options	Option Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($/share)	Date

Philip J. Young	125,000	875,000	$1.20	4/30/2017

Charles J. Casamento	429,657	—	$1.03	10/15/2014

Matthew M. Loar	125,000	275,000	$1.50	8/31/2016

Stephan Christgau	244,827	—	$1.03	6/30/2013

Stephan Christgau	43,750	—	$1.20	3/31/2008

EQUITY COMPENSATION PLAN INFORMATION
The purpose of our equity incentive plan is to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentive to employees, directors and consultants to promote the success of our business. On May 2, 2006, our board of directors adopted our equity incentive plan. On March 28, 2007, our board of directors approved an amendment to our equity incentive plan which increased the number of shares available for award thereunder to 2,400,000 from 1,122,762. Our equity incentive plan, as amended, was approved by a majority of our outstanding shares of common stock on April 18, 2007. Our board of directors believes that the grant of options is a highly effective way to align the interests of management with those of our stockholders and provides a cost-effective means of recognizing employee contributions to our success.
Our equity incentive plan provides for grants of options to purchase common stock to our officers, directors, employees and consultants. A total of 2,400,000 shares of common stock have been reserved for issuance under our equity incentive plan, and as of March 31, 2008, options to purchase 1,516,000 shares are outstanding thereunder.
Prior to the adoption of the Plan, Osteologix A/S granted its officers, directors and consultants warrants to purchase its common stock. Concurrent with the merger transaction on May 24, 2006, these warrants were exchanged for warrants to purchase our common stock at the same exchange ratio as received by the shareholder of Osteologix A/S. After the exchange, 979,307 warrants to purchase common stock were issued. 899,724 of these warrants remain outstanding as of March 31, 2008.
We have also granted options to purchase shares of our common stock outside of our equity incentive plan. These options do not qualify for incentive stock option status, and have been granted to members of our board of directors. A total of 350,000 options have been granted outside of our equity incentive plan and remain outstanding as of March 31, 2008.
The following table provides certain information with respect to all of our equity issuances and equity compensation plans in effect as of December 31, 2007.

			Number of securities
	Number of securities	Weighted-average	remaining available for
	to be issued upon	exercise	future issuance under equity
	exercise of	price of outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities
	warrants and rights	and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,494,000	$1.19	806,000
Director Equity compensation program not approved by security holders	250,000	$1.18	—
Total	2,744,000	$1.19	806,000

DIRECTOR COMPENSATION
The following table shows the compensation received by the non-employee members of our board of directors for the year ended December 31, 2007:

	Fees		Warrant and
	Earned or	Stock	Option
Name	Paid in Cash	Awards (1)	Awards (2)	Total
Klaus Eldrup-Jørgensen, Chairman	—	$41,500	$4,977	$46,477

Jeremy Curnock Cook	—	$22,000	$4,150	$26,150

Christian Hansen (3)	—	—	—	—

Bobby W. Sandage, Jr.	—	$28,000	$16,950	$44,950

Florian Schönharting (3)	—	—	—	—

Christopher B. Wood	—	$31,500	$4,977	$36,477

(1)	Members of our board of directors are currently entitled to receive their base compensation either as a cash payment at the end of each quarter or as newly issued, unregistered shares of common stock, valued as of the last day of the quarter. All board members that have not waived their right to receive compensation have elected to receive shares of our common stock in lieu of cash. The directors can elect to revoke their election to receive stock instead of cash at any time, although to date none have done so.

(2)	Warrant and option awards are valued based on a Black-Scholes option pricing model as used in our consolidated financial statements pursuant to Statement of Accounting Standards No. 123R, “Share-based Payment.” The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of our common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years.

(3)	Dr. Hansen and Mr. Schönharting have elected to waive receipt of compensation as directors.

Additional information regarding the fair value of warrant and option awards in the Director Compensation Table is contained in the table below:

					Grant Date	Fair Value
		Number of Securities		Exercise Price	Fair Value of	Recognized
		Underlying Warrants or		of Warrants or	Warrants or	under
		Options (1)		Options	Options	SFAS 123R
Name	Grant Date	(#)		($/share)	($)	($)
Klaus Eldrup-Jørgensen	10/5/2006	25,000	(1)	$1.20	$19,889	$4,977

Jeremy Curnock Cook	11/9/2006	25,000	(1)	$1.00	$16,585	$4,150

Bobby W. Sandage, Jr.	5/24/2006	48,965	(2)	$1.03	$35,744	$11,973

Bobby W. Sandage, Jr.	10/5/2006	25,000	(1)	$1.20	$19,889	$4,977

Christopher B. Wood	10/5/2006	25,000	(1)	$1.20	$19,889	$4,977

(1)	The options vest over four years beginning at the end of the month following the six month anniversary of the grant date. After the six month anniversary of the grant date, the options vest monthly for the following 42 months.

(2)	The warrants to purchase shares of our common stock that were granted to Dr. Sandage on May 24, 2006 replaced warrants to purchase stock of Osteologix A/S, a Danish company that was merged into our predecessor company. Dr. Sandage received the same exchange ratio for his warrants that the stockholder of Osteologix A/S did for its stock in the exchange of shares for shares of our common stock. Vesting of the warrant to purchase common stock was the same as when the warrant was initially granted. The grant date fair value of warrants shown in the column represents the incremental fair value of the warrants as of the exchange date.
Board members are paid quarterly in arrears. Our compensation committee adopted a schedule for compensation of members of our board of directors as follows, which was unchanged throughout 2007:

Annual retainer	$10,000
Additional retainer for Chairman	$12,000
Fee per each regularly scheduled meeting	$3,000
Additional annual retainer for Audit Committee chairman	$8,000
Additional annual retainer for Audit Committee member	$6,000
Additional annual retainer for Compensation Committee	$1,500
Directors are also reimbursed for any out-of-pocket expenses incurred in attending board meetings or other company business.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS
The following table sets forth as of March 31, 2008, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the our common stock; (ii) each director and nominee for election to our board of directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated, and have an address at c/o Osteologix, Inc., 425 Market Street, Suite 2230, San Francisco, CA 94105.

		Number of
	Number of	Shares with	Total Shares
	Shares	Right to	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Acquire	Owned (1)	Class
Christian Hansen, Ph.D. (2)	15,221,961	1,250,000	16,471,961	62.7%
Florian Schönharting, M.Sc. (3)	15,153,061	1,250,000	16,403,061	62.5%
Nordic Biotech K/S Oestergade 5,3
DK-1100, Copenhagen, Denmark	15,133,061	1,250,000	16,383,061	62.4%
Jeremy Curnock Cook (4)	1,936,899	13,958	1,950,857	7.8%
BML Healthcare I, LP 243 Knightsbridge
London, United Kingdom SW7 IDN	1,914,000	—	1,914,000	7.7%
Wasatch Advisors, Inc. (5) 150 Social Hall Avenue, Suite 400
Salt Lake City, UT 84111	1,286,000	—	1,286,000	5.1%
Charles J. Casamento (6)	55,320	429,657	484,977	1.9%
Stephan Christgau (7)	11,484	244,827	256,311	1.0%
Klaus Eldrup-Jørgensen, M.D.	38,921	215,437	254,358	1.0%
Philip J. Young	—	216,146	216,146	*
Matthew M. Loar	—	166,667	166,667	*
Bobby W. Sandage, Jr., Ph.D.	44,780	114,649	159,429	*
Christopher B. Wood, M.D.	40,043	66,458	106,501	*

All Directors and Officers (10 people)	18,655,408	2,717,799	21,373,207	77.1%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted. Except as indicated in this table or the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)	Christian Hansen is a general partner of Nordic Biotech K/S and holds voting and dispositive power for the 15,133,061 shares owned by Nordic Biotech K/S. Dr. Hansen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. In addition, Dr. Hansen is the sole owner of CKH Invest ApS, which owns 88,900 shares.

(3)	Florian Schönharting is a general partner of Nordic Biotech K/S and holds voting and dispositive power for the 15,133,061 shares owned by Nordic Biotech K/S. Mr. Schönharting disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4)	Jeremy Curnock Cook is Executive Director of Bioscience Managers Limited, which has voting and dispositive power for the 1,914,000 shares owned by BML Healthcare I, LP. Mr. Cook disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(5)	Stock held by Wasatch Advisors, Inc. represents stock holdings as reported in a Form SC 13G filed with the U.S. Securities and Exchange Commission on February 14, 2008.

(6)	Mr. Casamento resigned on April 3, 2007 and his holdings represent the most recent data available to us, which we believe to be correct.

(5)	Dr. Christgau resigned on September 7, 2007 and his holdings represent the most recent data available to us which, we believe to be correct. The “number of shares owned” and the “total shares beneficially owned” both include 5,742 shares held in the name of Janelyn Mangulad-Christgau, Dr. Christgau’s wife.
COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT
Based on our review of copies of Forms 3, 4 and 5 filed with the SEC or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2007, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.
From January 1, 2007 to the present, there have been two transactions in which the amount involved exceeded one percent (1%) average of our total assets at year end for our past three completed fiscal years to which Osteologix was a party and in which any executive officer, director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or has a direct or indirect material interest other than compensation agreements and other arrangements, that are described where required under “Executive Compensation.” Further information on these two transactions is as follows:
On June 4, 2007, we entered into a securities purchase agreement with certain investors for the sale of an aggregate of 1,912,877 units, each unit consisting of two shares of our common stock and one common stock purchase warrant with an exercise price equal to $1.20 per share and an expiration date of August 31, 2008. The purchase price of each unit was $2.64 per unit, for an aggregate purchase price of $5,050,000. Nordic Biotech K/S purchased 1,250,000 units in the transaction, for total consideration of $3,300,000. Pursuant to a registration rights agreement, also entered into on June 4, 2007, Nordic has the right at an time that is the later of (i) one hundred eighty days after the Closing Date and (ii) thirty days after the date of the effectiveness of the registration statement described above to request that we prepare and file a registration statement covering the resale of the registrable securities held by Nordic. To date, Nordic has not requested us to prepare and file a registration statement covering the resale of their registrable securities. This transaction was approved by a committee of our board of directors consisting only of disinterested directors.
On March 27, 2008, we entered into a securities purchase agreement with two investors for the sale of an aggregate of 2,015,151 units, each unit consisting of two shares of the Company’s common stock and one common stock purchase warrant with an exercise price equal to $1.32 per share and an expiration date of September 30, 2009. This transaction is expected to close on or about April 17, 2008. The purchase price is $2.64 per unit for an aggregate purchase price of $5,320,000. Nordic Biotech Opportunity Fund K/S, an affiliate of Nordic Biotech K/S, our largest shareholder, has agreed to purchase 1,515,151 units. An unaffiliated investor has agreed to purchase the other 500,000 units. Pursuant to a registration rights agreement also dated March 27, 2008, we agreed to file with the SEC, no later than 30 days after the closing of the sale of the units, a registration statement registering the shares of common stock underlying the units and the warrants purchased by the investor other than Nordic Biotech Opportunity Fund K/S for resale. Nordic has the right at any time after the earlier of (i) six months after the closing date of the transaction and (ii) 30 days after the date of the effectiveness of the registration statement described above to cause us to prepare and file a registration statement covering the resale of the shares of common stock underlying the units and warrants purchased by Nordic, subject to certain limitations. This transaction was approved by a committee of our board of directors consisting only of disinterested directors.

INDEMNIFICATION
Our Certificate of Incorporation limits the liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our By-Laws provide that we shall indemnify our directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.
CODE OF ETHICS
We currently do not have a formal code of ethics. We intend to adopt a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We intend to adopt such formal code during the 2008 fiscal year if we approach meeting the listing standards of a national stock exchange. It is the view of management and our board of directors that, despite there being no existence of a formal ethics policy, all of our directors, officers and employees should adhere to the highest ethical standards and practices.

PROPOSAL 1
ELECTION OF DIRECTORS
Seven director nominees are seeking to be elected at our annual meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by our board of directors to fill any such vacancy. The director nominees include:
(1) Jeremy Curnock Cook,
(2) Klaus Eldrup-Jørgensen, M.D.,
(3) Christian Hansen, Ph.D.,
(4) Bobby W. Sandage, Jr., Ph.D.,
(5) Florian Schönharting, M.Sc.,
(6) Christopher B. Wood, M.D., and
(7) Philip J. Young.
Our executive officers will vote the proxies “FOR” the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to our annual meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Weinberg & Company, P.A. has served as our independent registered public accounting firm for the audits of our financial statements for each of the last two years. Our board of directors has appointed Weinberg & Company, P.A. to continue as our independent auditors for the fiscal year ending December 31, 2008.
The following table presents fees for professional services rendered by Weinberg & Company, P.A. for all professional services which they have provided to us.

	For the fiscal years ended December 31,
	2007	2006
Audit fees	$107,000	$112,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

	$107,000	$112,000

“Audit fees” consist of fees billed to us by Weinberg & Company, P.A for its review of the financial statements included in our Quarterly Reports on Form 10-QSB, its audit of the financial statements included in the our Annual Reports on Form 10-K and 10-KSB and its review of registration statements and issuance of consents. These fees also include fees billed to us by Pryds Revision for their work related to the audit of our Danish subsidiary.
There were no audit-related fees or other fees incurred on behalf of us by our independent registered public accounting firm, Weinberg & Company, P.A.
Pre-Approval Policies and Procedures
In accordance with the SEC’s auditor independence rules, our audit committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent auditor.
Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to our audit committee for approval the recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. Our audit committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.
The fees for any services listed in a pre-approval schedule are budgeted, and our audit committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. Our audit committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not included in a pre-approval schedule must be separately pre-approved by our audit committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.
Our audit committee will not grant approval for:
•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;

•	provision by the independent auditor to us of strategic consulting services of the type typically provided by management consulting firms; or

•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.

Tax services proposed to be provided by the auditor to any of our directors, officers or employees who is in an accounting role or financial reporting oversight role must be approved by our audit committee on a case-by-case basis where such services are to be paid for by us, and our audit committee will be informed of any services to be provided to such individuals that are not to be paid for by us.
In determining whether to grant pre-approval of any non-audit services in the “all other” category, our audit committee will consider all relevant facts and circumstances, including the following four basic guidelines:
•	whether the service creates a mutual or conflicting interest between the auditor and us;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of us; and

•	whether the service places the auditor in a position of being an advocate for us.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a household. A stockholder may request that we deliver a separate copy of either document by writing to the Secretary, Osteologix, Inc., 425 Market Street, Suite 2200, San Francisco, CA or by phoning us at (415) 955-2700 and asking for Investor Relations. In the event a stockholder wants to receive separate copies of the annual report and proxy statement in the future, or a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address and phone number.
OTHER BUSINESS
Management is not aware of any matters to be presented for action at our annual meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.
AVAILABILITY OF FORM 10-K
We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact our office at 4415 Cox Road, Glen Allen, VA 23060, telephone (804) 747-6027. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free at the SEC’s website (http://www.sec.gov).
2009 STOCKHOLDER PROPOSALS
Rule 14a-4 of the SEC proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if we do not have notice of the matter at least 45 days before the date corresponding to the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the our By-Laws. Our By-Laws do not contain such an advance notice provision. For our 2009 Annual Meeting of Stockholders, stockholders must submit such written notice to our secretary on or before February 28, 2009. Our stockholders wishing to include proposals in the proxy material for the 2009 Annual Meeting of Stockholders must submit the same in writing so as to be received by our Corporate Secretary, on or before December 5, 2008. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.
WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-732-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. Our annual report on Form 10-K was mailed along with this proxy statement.
STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 14, 2008. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Matthew M. Loar Name: Matthew M. Loar
Title: Secretary

April 14, 2008

OSTEOLOGIX, INC. PROXY
FOR ANNUAL MEETING TO BE HELD ON MAY 15, 2008
The undersigned stockholder of Osteologix, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Philip J. Young and Matthew M. Loar or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of the Company to be held on May 15, 2008, at 10:00 am Eastern Daylight time, at the Company’s offices located at 4415 Cox Road, Glen Allen, VA 23060 and at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.
The Board of Directors recommends that you vote “FOR” each proposal.
1.

Elect 7 Directors	Jeremy Curnock Cook	Florian Schönharting

	Klaus Eldrup-Jørgensen	Christopher B. Wood

	Christian Hansen	Philip J. Young

Bobby W. Sandage, Jr.

☐	FOR all nominees listed above (except those whose names or numbers have been written on the line below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

  _______________________________________________________
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	TO TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OSTEOLOGIX, INC.

Date: , 2008

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.